                                                                       EXHIBIT 1

                           JOINT REPORTING AGREEMENT

                                      AND
                               POWER OF ATTORNEY

          WHEREAS, the statement or amended statement of Schedule 13D (the "Joint Statement") to which this joint reporting agreement and power of attorney (the "Agreement") is an exhibit is being filed on behalf of two or more persons (collectively, the "Reporting Persons"); and

          WHEREAS, the Reporting Persons prefer to file the Joint Statement on behalf of all of the Reporting Persons rather than individual statements on
Schedule 13D on behalf of each of the Reporting Persons;

          NOW, THEREFORE, the undersigned hereby agrees as follows with each of the other Reporting Persons:

          1. Each of the Reporting Persons is responsible for the timely filing of the Joint Statement and any amendments thereto.

          2. Each of the Reporting Persons is responsible for the completeness and accuracy of the information concerning such Reporting Person contained in the Joint Statement.

          3. None of the Reporting Persons is responsible for the completeness or accuracy of the information concerning the other Reporting Persons contained in the Joint Statement, unless such Reporting Person knows or has reason to believe that such information is inaccurate.

          4. The undersigned agrees that the Joint Statement is, and any amendment thereto will be, filed on behalf of each of the Reporting Persons.

          5. Each of Furman Selz Investments II LLC, ING Furman Selz Asset Management LLC, ING (U.S.) Financial Holdings Corporation, ING Bank N.V., ING Groep N.V. hereby appoints Robert Miller as attorney-in-fact with authority to execute and deliver on behalf of it any and all documents (including any amendments thereto) required to be filed or otherwise executed and delivered by it pursuant to the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, all other federal, state and local securities and corporation laws, and all regulations promulgated thereunder. Each of Furman Selz Investments II LLC, ING Furman Selz Asset Management LLC, ING (U.S.) Financial Holdings Corporation, ING Bank N.V., ING Groep N.V. further grant Robert Miller authority, as attorney-in-fact, to execute, deliver, or file on behalf of it any document necessary to amend this Joint Reporting Agreement and Power of Attorney for the purpose of adding additional parties thereto at such time or times as he should, in his discretion, deem appropriate.

          6. Each of Furman Selz Investors II L.P., FS Employee Investors LLC, FS Private Parallel Fund, L.P., Brian P. Friedman and James L. Luikart hereby appoints Brian P. Friedman and James L. Luikart, and each of them, as attorney-in-fact with authority to execute
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and deliver on his behalf any and all documents (including any amendments thereto) required to be filed or otherwise executed and delivered by him pursuant to the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, all other federal, state and local securities and corporation laws, and all regulations promulgated thereunder. Each of Furman Selz Investors II L.P., FS Employee Investors LLC, FS Private Parallel Fund, L.P., Brian P. Friedman and James L. Luikart further grant Brian P. Friedman and James L. Luikart, and each of them, authority, as attorney-in-fact, to execute, deliver, or file on behalf of it any document necessary to amend this Joint Reporting Agreement and Power of Attorney for the purpose of adding additional parties thereto at such time or times as he should, in his discretion, deem appropriate.

          7. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

Dated:  March 20, 2000


                                   FURMAN SELZ INVESTORS II L.P.
                                   FS EMPLOYEE INVESTORS LLC
                                   FS PRIVATE PARALLEL FUND, L.P.


                                        By:  FS PRIVATE INVESTMENTS LLC

                                        By: /s/ James L. Luikart
                                            ---------------------------
                                            Name:  James L. Luikart
                                            Title: Managing Member


                                   FS PRIVATE INVESTMENTS LLC

                                   By: /s/ James L. Luikart
                                       ---------------------------
                                       Name:  James L. Luikart
                                       Title: Managing Member
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                         FURMAN SELZ INVESTMENTS II LLC

                         By: /s/ Brian P. Friedman
                             ---------------------------------------
                              Name:  Brian P. Friedman
                              Title: President

                         ING FURMAN SELZ ASSET MANAGEMENT LLC

                         By: /s/ Robert J. Miller
                             ---------------------------------------
                             Name:  Robert J. Miller
                             Title: Vice President

                         ING (U.S.) FINANCIAL HOLDINGS CORPORATION

                         By: /s/ Andrew Druch
                             ---------------------------------------
                             Name:  Andrew Druch
                             Title: Secretary

                         ING BANK N.V.

                         By: /s/ J.H.J. Houben
                             ---------------------------------------
                             Name:  J.H.J. Houben
                             Title:

                         By: /s/ P.F.M. Van Lierop
                             ---------------------------------------
                             Name:  P.F.M. Van Lierop
                             Title: Senior Legal Advisor

                         ING GROEP N.V.

                         By: /s/ J.H.J. Houben
                             ---------------------------------------
                             Name:  J.H.J. Houben
                             Title:

                         /s/ Brian P. Friedman
                         -------------------------------------------
                         Brian P. Friedman

                         /s/ James L. Luikart
                         -------------------------------------------
                         James L. Luikart